UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 27, 2012

BG Medicine, Inc.

(Exact Name of Registrant as Specified in Its Charter)

001-33827

(Commission File Number)

Delaware	04-3506204
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

610 Lincoln Street North, Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 890-1199

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 27, 2012, BG Medicine, Inc. (the “Company”) received written notice from the Listing Qualifications Department of The NASDAQ Stock Market LLC (“NASDAQ”) that the Company has regained compliance with NASDAQ Listing

Rule 5450(b)(2)(A) for continued listing on the NASDAQ Global Market and the matter of non-compliance identified in NASDAQ’s December 10, 2012 notice to the Company is now closed. NASDAQ concluded that the Company has regained compliance with the continued listing requirements because, for 10 consecutive business days, from December 11, 2012 to December 24, 2012, the Company’s market value of listed securities was $50,000,000 or greater.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BG MEDICINE, INC.

Date: January 2, 2013	/s/ Charles H. Abdalian, Jr.
Charles H. Abdalian, Jr.
Executive Vice President & Chief Financial Officer